Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSB Industries, Inc. ("LSB") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Jack E. Golsen, President and Chief Executive Officer of LSB, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LSB.

                                            ____________________________
                                            Jack E. Golsen
                                            President and
                                            Chief Executive Officer

August 14, 2002

This certification is made solely for purpose of 18 U.S.C. section 1350 subject to the knowledge standard contained therein, and not for any other purpose.